                                  FUND PROFILE
                                      FOR

                                    VANGUARD
                                  MONEY MARKET
                                    RESERVES
                                PRIME PORTFOLIO

                                November 9, 1995

                      In addition to the Prime Portfolio,
                     Vanguard Money Market Reserves offers
                   the U.S. Treasury and Federal Portfolios.



                          [THE VANGUARD GROUP LOGO]

1   OBJECTIVE

As a money market fund, the Prime Portfolio seeks to provide maximum current income while preserving capital and liquidity.

2   INVESTMENT STRATEGIES

The Portfolio invests in high-quality, U.S. dollar-denominated money market securities.

The Portfolio seeks an average maturity of 90 days or less, and maintains the following minimum quality ratings:

                                                          MINIMUM QUALITY
         MONEY MARKET OBLIGATION                              RATING*
         ----------------------------------------------------------------
         Certificates of Deposit                                A-1
         Commercial Paper                                     Prime-1
         Short-Term Corporate Obligations                       Aa3

3   RISKS

This Portfolio seeks to maintain a stable principal value of $1.00 per share, although there can be no assurance that it will be ble to do so. The value of the shares is not guaranteed by the Portfolio or any agency of the U.S. Government, including the FDIC.

Investors in the Portfolio are exposed to:

- a VERY LOW degree of PRINCIPAL RISK because the short-term nature of the Portfolio's investments minimizes the impact of interest rate fluctuations.

- a LOW degree of CREDIT RISK (the possibility that an issuer of a money market instrument will fail to make timely payments of interest or principal).

- a HIGH degree of INCOME VOLATILITY as the level of income will fluctuate in response to changing interest rates.


*   As rated by Moody's Investors Services, Inc.
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4   APPROPRIATENESS

This Portfolio may be appropriate for investors . . .

-        Looking for stability of principal.

-        With short-term goals or needing a temporary investment.

-        Seeking a market rate of income in very short-term securities.

This Portfolio is inappropriate for investors . . .

-        Seeking a steady level of income.

-        Seeking growth of capital.

5   FEES AND EXPENSES

Like all Vanguard Funds, this is a pure no-load Portfolio. There are no sales charges to buy or sell shares. There are also no 12b-1 fees.

Shareholders absorb the Portfolio's advisory and operating expenses indirectly. These expenses are deducted from the Portfolio's total assets before calculating daily share prices and income distributions. For the Portfolio's 1994 fiscal year, the expense ratio amounted to 0.32% of assets.

         ANNUAL FUND OPERATING EXPENSES
         --------------------------------------------------------------
         Investment Advisory Fees...........................      0.01%
         Distribution Costs.................................      0.03
         Other Expenses.....................................      0.28
                                                                  ----
         Total Operating Expenses...........................      0.32%
                                                                  ====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.

         1 YEAR           3 YEARS             5 YEARS           10 YEARS
         ---------------------------------------------------------------
           $3               $10                 $18               $41

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
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6   PAST PERFORMANCE


                                 PERFORMANCE
                         ANNUAL RETURNS (%) 1985-1994

                                     '85     '86     '87     '88     '89     '90     '91     '92     '93     '94
                                     ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Prime Portfolio                      8.1     6.6     6.6     7.6     9.4     8.3     6.1     3.7     3.0     4.1
Lipper Non-Government Money Market
  Fund Average**                     7.8     6.3     6.1     7.0     8.8     7.8     5.7     3.3     2.6     3.7

Performance figures include the reinvestment of all dividends. All returns are net of expenses. The performance data quoted represent past performance, which is not indicative of future performance; future returns will fluctuate.

                        Annualized current yield for the
                   seven-day period ended September 30, 1995:
                                     5.52%

                     For the latest yield, call Vanguard at
                                 1-800-662-7447

The average annualized current yield represents the Portfolio's average income less all expenses for the seven-day period, annualized by 365 days and divided by the average total net assets over the same period.


** Lipper Non-Government Money Market Fund Average--An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.
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7   INVESTMENT ADVISER

The Portfolio is managed by Vanguard's Fixed Income Group, which manages total assets of more than $60 billion.

8   PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($500 for IRAs). There are no sales commissions or 12b-1 fees.

9   REDEMPTIONS

You may redeem shares by writing a check ($250 minimum), sending a letter, or calling Vanguard. There is no charge for redemptions except for wire withdrawals under $5,000, which are subject to a $5 charge.

10  DISTRIBUTIONS

The Portfolio declares a dividend each business day based on its ordinary income. Dividends are paid on the first business day of each month and may be received in cash or reinvested in additional shares.

11  OTHER SERVICES

-     Free checkwriting.

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Portfolio.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).
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                         This Fund Profile contains key
              information about the Portfolio. More details appear
                  in the Portfolio's accompanying prospectus.


1195-52S      (C) 1995 Vanguard Marketing Corporation, Distributor          FP30